Exhibit 26(e)(9)

Variable Adjustable Life Allocation Options

Securian Financial Group, Inc.                                           [LOGO OF SECURIAN FINANCIAL]
Minnesota Life Insurance Company
Life New Business . 400 Robert Street North, St. Paul, MN 55101-2098
-----------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

This form is to be completed by the policyowner or the licensed representative.

..    Select either Net Premium Allocations on pages 1-2 or choose a Focused
     Portfolio on page 3.

     -    In Texas, the Guaranteed Account is not available for VAL Horizon.

     - Single NRPs will use the same allocation as Net Premium unless a different allocation is requested. To request a different allocation for Single Non Repeating Premium, complete the Single NRP column.

     -    Billable NRPs will automatically use the same allocation as Net
          Premium.

     -    If EGA Choice exists, then Systematic Rebalancing is required.

     -    Monthly Charge Allocations are not allowed with EGA Choice.

..    For Monthly Charge Allocations, select one of the Monthly Charge
     Allocations boxes on page 1.

..    For Rebalancing or Transfers complete page 4.

     - If electing Systematic Rebalancing, also complete the Net Premium Allocations column on pages 1-2.

     - If completing Section D, then the cash value of the selected FROM accounts will be allocated in total to the TO accounts according to the percentages or dollar amounts indicated.

     - If a Systematic Rebalance is selected and 100% of the allocations are in one account, Systematic Rebalancing will not be added to the policy.

..    For Partial Surrender Allocations, indicate on pages 1-2 and submit a
     Policy Change Booklet.

..    For Loan Allocations, indicate on pages 1-2 and submit a Policy Service
     Request.

Insurance products are issued by Minnesota Life Insurance Company.       Minnesota Life
F72225 Rev 11-2018                                                               1 of 5

Variable Adjustable Life Allocation Options

----------------------------------------------------------------------------------------------
Policy number   Insured name   Owner name (if different from insured)   Date   Firm/rep code

----------------------------------------------------------------------------------------------

    This transaction was initiated by: [_] Policyowner   [_] Representative

..    Select Net Premium Allocations. Allocations must be in increments of 1%;
     minimum is 1%. Allocations must total 100%.
..    Check one for Monthly Charge Allocations:

     [_] Request to assess Monthly Charge Allocations other than proportionately
         (indicate below).
     [_] Request the same Monthly Charge Allocations as the Net Premium
         Selection.
     [_] Request to cancel existing Monthly Charge Allocations.

                                                                           NET        SINGLE      MONTHLY      LOAN/PARTIAL
                     ACCOUNT OPTIONS                         FUND        PREMIUM       NRPA       CHARGES       SURRENDERS
                                                              ID            %           %            %              %
-----------------------------------------------------------------------------------------------------------------------------
Guaranteed Account                                          GIA/GPA
-----------------------------------------------------------------------------------------------------------------------------
AB VPS International Value                                   ABI2
-----------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Income & Growth                       ACIG
-----------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection                  ACIP
-----------------------------------------------------------------------------------------------------------------------------
American Funds IS Global Bond Fund                           AFGB
-----------------------------------------------------------------------------------------------------------------------------
American Funds IS Global Growth Fund                         AFGG
-----------------------------------------------------------------------------------------------------------------------------
American Funds IS Global Small Capitalization Fund           AFGS
-----------------------------------------------------------------------------------------------------------------------------
American Funds IS Growth Fund                                AFGR
-----------------------------------------------------------------------------------------------------------------------------
American Funds IS Growth-Income Fund                         AFGI
-----------------------------------------------------------------------------------------------------------------------------
American Funds IS International Fund                         AFIN
-----------------------------------------------------------------------------------------------------------------------------
American Funds IS New World Fund(R)                          AFNW
-----------------------------------------------------------------------------------------------------------------------------
American Funds IS U.S. Govt./AAA-Rated Securities Fund       AFUS
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income                                   FVEI
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap                                         FVMC
-----------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Shares VIP Fund                              FMSH
-----------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value VIP Fund                            FSV2
-----------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth VIP Fund                       FSMG
-----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT High Quality Floating Rate Fund            GSHQ
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value                                  INAV
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Comstock                                        INCS
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income                               INEI
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income                               INGI
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Small Cap Equity                                INSE
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Asset Strategy                                       IVAS
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Balanced                                             IVBL
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Core Equity                                          IVCE
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Global Growth                                        IVGG
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Natural Resources                                    IVNR
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP High Income                                          IVHI
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP International Core Equity                            IVIC
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Mid Cap Growth                                       IVMD
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Science and Technology                               IVST
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Small Cap Core                                       IVSC
-----------------------------------------------------------------------------------------------------------------------------
Ivy VIP Value                                                IVVL
-----------------------------------------------------------------------------------------------------------------------------

                                                                         Minnesota Life
F72225 Rev 11-2018                                                               2 of 5

                                                                               NET        SINGLE      MONTHLY      LOAN/PARTIAL
                     ACCOUNT OPTIONS                             FUND        PREMIUM       NRPA       CHARGES       SURRENDERS
                                                                  ID            %           %            %              %
---------------------------------------------------------------------------------------------------------------------------------
Janus Henderson VIT Balanced Portfolio                            JBP
---------------------------------------------------------------------------------------------------------------------------------
Janus Henderson VIT Forty Portfolio                               JHF
---------------------------------------------------------------------------------------------------------------------------------
Janus Henderson VIT Overseas Portfolio                            JOVS
---------------------------------------------------------------------------------------------------------------------------------
Janus Henderson VIT Mid Cap Value                                 JHMV
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT II International Value                                 MIV2
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Mid Cap Growth Series                                  MMC
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIF Emerging Markets Equity                        MSEM
---------------------------------------------------------------------------------------------------------------------------------
Morningstar Aggressive Growth ETF Asset Allocation Portfolio      MAG
---------------------------------------------------------------------------------------------------------------------------------
Morningstar Balanced ETF Asset Allocation Portfolio               MB
---------------------------------------------------------------------------------------------------------------------------------
Morningstar Conservative ETF Asset Allocation Portfolio           MC
---------------------------------------------------------------------------------------------------------------------------------
Morningstar Growth ETF Asset Allocation Portfolio                 MG
---------------------------------------------------------------------------------------------------------------------------------
Morningstar Income & Growth ETF Asset Allocation Portfolio        MIG
---------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Sustainable Equity Portfolio                 NBSE
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth/VA                               OIG
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA                           OMSS
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration                                            PLD
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return                                            PTR
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income                                           PEI
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities                                    PGOF
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity                                    PIE
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Sustainable Leaders                                     PSLF
---------------------------------------------------------------------------------------------------------------------------------
SFT Core Bond Fund                                                SCB2
---------------------------------------------------------------------------------------------------------------------------------
SFT Government Money Market Fund                                  SGMM
---------------------------------------------------------------------------------------------------------------------------------
SFT Index 400 Mid-Cap Fund                                        SI42
---------------------------------------------------------------------------------------------------------------------------------
SFT Index 500 Fund                                                SI52
---------------------------------------------------------------------------------------------------------------------------------
SFT International Bond Fund                                       SIB2
---------------------------------------------------------------------------------------------------------------------------------
SFT Real Estate Securities Fund                                   SRE2
---------------------------------------------------------------------------------------------------------------------------------
SFT Ivy Growth Fund                                               SIGR
---------------------------------------------------------------------------------------------------------------------------------
SFT Ivy Small Cap Growth Fund                                     SISG
---------------------------------------------------------------------------------------------------------------------------------
SFT Wellington Core Equity Fund                                   SWC2
---------------------------------------------------------------------------------------------------------------------------------
SFT T. Rowe Price Value Fund                                      STRV
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets VIP Fund                             TDM
---------------------------------------------------------------------------------------------------------------------------------

                                                                         Minnesota Life
F72225 Rev 11-2018                                                               3 of 5

Variable Adjustable Life Allocation Options

----------------------------------------------------------------------------------------------
Policy number   Insured name   Owner name (if different from insured)   Date   Firm/rep code

----------------------------------------------------------------------------------------------

    This transaction was initiated by: [_] Policyowner   [_] Representative

   FOCUSED PORTFOLIOS ARE ONLY AVAILABLE FOR VARIABLE ADJUSTABLE LIFE PRODUCTS

Focused Portfolios (May 2017)

Please refer to your prospectuses for detailed information related to the available underlying funds, including share class and expenses. Pre-built Portfolios provide a strategy for diversifying investments. They do not guarantee a profit or protect against loss.

[_] AGGRESSIVE GROWTH                        [_] CONSERVATIVE GROWTH                     [_] INCOME AND GROWTH
 11% STRV-SFT T. Rowe Price Value Fund        16% SCB2-SFT Core Bond                      24% SCB2-SFT Core Bond
 10% MIV2-MFS VIT II International Value      8%  STRV-SFT T. Rowe Price Value            8%  PLD-Pimco VIT Low Duration
 10% INCS-Invesco VI Comstock                     Fund                                    7%  IVHI-Ivy VIP High Income
 9%  FSV2-Franklin Small Cap Value VIP Fund   7%  INCS-Invesco VI Comstock                7%  STRV-SFT T. Rowe Price Value Fund
 7%  JHF-Janus Henderson VIT Forty            6%  SIB2-SFT International Bond             6%  SIB2-SFT International Bond
 7%  AFGR-American Funds IS Growth Fund       5%  IVHI-Ivy VIP High Income                6%  AFUS-American Funds IS US Govt/
 6%  OIG-Oppenheimer International Growt/VA   5%  PLD-Pimco VIT Low Duration                  AAA Rated Securities
 6%  IVMD-Ivy VIP Mid Cap Growth              5%  IVNR-Ivy VIP Natural Resources          6%  INCS-Invesco VI Comstock
 6%  JHMV-Janus Henderson VIT Mid Cap         5%  SRE2-SFT Real Estate Securities         5%  IVNR-Ivy VIP Natural Resources
     Value                                        Fund                                    5%  SRE2-SFT Real Estate
 5%  IVNR-Ivy VIP Natural Resources           5%  JHF-Janus Henderson VIT Forty               Securities Fund
 5%  SRE2-SFT Real Estate Securities Fund     5%  AFGS-American Funds IS Global           4%  JHF-Janus Henderson VIT Forty
 5%  AFGS-American Funds IS Global Small Cap      Small Cap                               4%  AFGB-American Funds IS Global
 4%  IVIC-Ivy VIP International Core Equity   5%  MIV2-MFS VIT II International Value         Bond Fund
 4%  SI42-SFT Index 400 Mid-Cap Fund          5%  AFGR-American Funds IS Growth Fund      4%  MIV2-MFS VIT II International Value
 3%  AFNW-American Funds IS New World         4%  AFGB-American Funds IS Global           4%  AFGR-American Funds IS Growth
     Fund                                         Bond Fund                                   Fund
 2%  MSEM-Morgan Stanley VIF Emerging         4%  AFUS-American Funds IS US Govt/         3%  SGMM-SFT Government Money
     Markets Equity                               AAA Rated Securities                        Market
                                              3%  AFNW-American Funds IS New              3%  OIG-Oppenheimer International
                                                  World Fund                                  Growth/VA
 [_] GROWTH                                   3%  OIG-Oppenheimer International           2%  GSHQ-Goldman Sachs VIT High
 8%  FSV2-Franklin Small Cap Value VIP Fund       Growth/VA                                   Quality Floating Rate
 8%  STRV-SFT T. Rowe Price Value Fund        3%  FSV2-Franklin Small Cap Value VIP       2%  IVIC-Ivy VIP International Core Equity
 7%  MIV2-MFS VIT II International Value          Fund
 7%  INCS-Invesco VI Comstock                 2%  MSEM-Morgan Stanley VIF
 6%  JHF-Janus Henderson VIT Forty                Emerging Markets Equity                [_] INCOME
 6%  SIB2-SFT International Bond              2%  IVIC-Ivy VIP International Core Equity  32% SCB2-SFT Core Bond
 6%  AFGR-American Funds IS Growth Fund       2%  JHMV-Janus Henderson VIT Mid            12% PLD-PIMCO VIT Low Duration
 6%  SCB2-SFT Core Bond                           Cap Value                               10% IVHI-Ivy VIP High Income
 5%  IVNR-Ivy VIP Natural Resources                                                       8%  AFUS-American Funds IS US Govt/
 5%  SRE2-SFT Real Estate Securities Fund                                                     AAA Rated Securities
 5%  AFGS-American Funds IS Global Small                                                  6%  SIB2-SFT International Bond
     Cap                                                                                  5%  SGMM-SFT Government Money
 5%  OIG-Oppenheimer International Growth/VA                                                  Market
 4%  AFGB- American Funds IS Global Bond                                                  5%  IVNR-Ivy VIP Natural Resources
     Fund                                                                                 5%  SRE2-SFT Real Estate Securities
 4%  IVMD-Ivy VIP Mid Cap Growth                                                              Fund
 4%  JHMV-Janus Henderson VIT Mid Cap                                                     4%  AFGB-American Funds IS Global
     Value                                                                                    Bond Fund
 3%  IVHI-Ivy VIP High Income                                                             3%  GSHQ-Goldman Sachs VIT High
 3%  AFNW-American Funds IS New World                                                         Quality Floating Rate
     Fund                                                                                 3%  STRV-SFT T. Rowe Price Value Fund
 3%  IVIC-Ivy VIP International Core Equity                                               3%  AFGR-American Funds IS Growth
 2%  MSEM-Morgan Stanley VIF Emerging                                                         Fund
     Markets Equity                                                                       2%  INCS-Invesco VI Comstock
 2%  SI42-SFT Index 400 Mid-Cap Fund                                                      2%  JHF-Janus Henderson VIT Forty
 1%  AFUS-American Funds IS US Govt/AAA
     Rated Securities

These Portfolios are developed by Securian Financial Services, Inc. and may change based on their analysis. Keep in mind, your allocations will not automatically be updated to reflect any future changes. If you would like to stay current with any Securian Financial Services, Inc. adjustments, talk to your advisor.

                                                                         Minnesota Life
F72225 Rev 11-2018                                                               4 of 5

Variable Adjustable Life Allocation Options

----------------------------------------------------------------------------------------------
Policy number   Insured name   Owner name (if different from insured)   Date   Firm/rep code

----------------------------------------------------------------------------------------------

    This transaction was initiated by: [_] Policyowner   [_] Representative

   To elect a combination of Rebalance, One-Time Transfer, and DCA, complete a separate page for each.

                                    REBALANCE

I elect to (check all that apply)
[_] One-time rebalance of account cash values (complete D)
[_] Start a systematic rebalance (complete A, B, C, pgs 1-2)
[_] Change allocations of a systematic rebalance (complete A, pgs 1-2)
[_] Change the frequency of a systematic rebalance (complete A, C)
[_] Change the systematic rebalance date (complete A, B)
[_] Cancel the systematic rebalance (complete A)

                                    TRANSFER

I elect to (check all that apply)
[_] One-time transfer of account cash values (complete D)
[_] Start a systematic transfer (complete A, B, C, D)
[_] Change allocations of a systematic transfer (complete A, D)
[_] Change the frequency of a systematic transfer (complete A, C)
[_] Change the systematic transfer date (complete A, B)
[_] Cancel the systematic transfer (complete A)

  Complete the appropriate sections below for the requested transaction above

A.  Start/Change/End
    [_] Begin on __________ Month ___________ Year
    [_] Change on __________ Month ___________ Year
    [_] End on __________ Month ___________ Year

--------------------------------------------------------------------------------

B.  Day
    [_] 10th of the month   [_] 20th of the month

--------------------------------------------------------------------------------
C.  Frequency
    Systematic Rebalance Only:
    [_] Quarterly  [_] Semi-Annual  [_] Annual

    Systematic Transfer Only:
    [_] Monthly  [_] Quarterly  [_] Semi-Annual  [_] Annual

--------------------------------------------------------------------------------
D. Allocations - Rebalance amounts indicated must all be in %. Transfer amounts indicated must all be in % or all in $. Percentages must be in increments of 1%; minimum is 1%. Dollar amounts must be in whole dollars. The 'FROM' columns total must match the 'TO' columns total. TO REBALANCE FROM ALL ACCOUNTS WITH CASH VALUE, CHECK HERE [_]

FROM                             TO
----------------------------------------------------------------
Sub-Account:     $             % Sub-Account:    $             %
----------------------------------------------------------------
Sub-Account:     $             % Sub-Account:    $             %
----------------------------------------------------------------
Sub-Account:     $             % Sub-Account:    $             %
----------------------------------------------------------------
Sub-Account:     $             % Sub-Account:    $             %
----------------------------------------------------------------
Sub-Account:     $             % Sub-Account:    $             %
----------------------------------------------------------------
Sub-Account:     $             % Sub-Account:    $             %
----------------------------------------------------------------
Sub-Account:     $             % Sub-Account:    $             %
----------------------------------------------------------------
Sub-Account:     $             % Sub-Account:    $             %
----------------------------------------------------------------

                                                                         Minnesota Life
F72225 Rev 11-2018                                                               5 of 5